SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard
Austell, Georgia 30106-3227

(Address of Principal Executive Offices)
(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

SIGNATURES

Item 9. Regulation FD Disclosure.

     Caraustar Industries, Inc. (the “Company”) is furnishing herewith as Exhibits 99.1 and 99.2, the Certifications of Thomas V. Brown, its President and Chief Executive Officer, and Ronald J. Domanico, its Vice President and Chief Financial Officer, with respect to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2002, which have been submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002

CARAUSTAR INDUSTRIES, INC.

	By:	/s/ Ronald J. Domanico

Ronald J. Domanico Vice President and Chief Financial Officer

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CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Caraustar Industries, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 as submitted for filing with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas V. Brown, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2002

/s/ Thomas V. Brown

Thomas V. Brown President and Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Caraustar Industries, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 as submitted for filing with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald J. Domanico, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date November 14, 2002

/s/ Ronald J. Domanico

Ronald J. Domanico Vice President and Chief Financial Officer